UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20539

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2012 (February 13, 2012)

NETFLIX, INC.

(Exact name of registrant as specified in its charter)

000-49802

(Commission File Number)

DELAWARE	77-0467272
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 Winchester Circle

Los Gatos, CA 95032

(Address of principal executive offices, with zip code)

(408) 540-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On February 13, 2012, Mr. Charles Giancarlo notified the Company that he will not stand for re-election to the Company’s Board of Directors once his current term expires in May 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: February 15, 2012	/s/ David Wells
David Wells
Chief Financial Officer